Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of August 13, 2025 (this “Amendment”), by and among Expo Event Midco, Inc., a Delaware corporation (“Holdings”), Emerald X, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto, Bank of America, N.A., as Administrative Agent and as the 2025 Refinancing Term Lender (as defined below) and the Cashless Term Lenders (as defined below) party hereto, to the Second Amended and Restated Credit Agreement, dated as of January 30, 2025, among Holdings, the Borrower, the Subsidiary Guarantors party thereto, the Administrative Agent, and each lender from time to time party thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement” and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has hereby notified the Administrative Agent and each Term Lender that it intends to incur Repriced Term Loans in an aggregate principal amount of $515,000,000 (the “2025 Refinancing Term Loans”) pursuant to Section 11.1(b)(ii) of the Credit Agreement in order to refinance the Closing Date Term Loans outstanding under the Credit Agreement immediately prior to the Amendment No. 1 Effective Date (as defined below) (the “Existing Term Loans”);

WHEREAS, pursuant to Section 11.1(b)(ii) of the Credit Agreement, the Borrower may incur Repriced Term Loans by, among other things, entering into this Amendment pursuant to the terms and conditions of the Credit Agreement with Term Lenders agreeing to provide such Repriced Term Loans;

WHEREAS, the Borrower has requested that each of (i) the 2025 Refinancing Term Lender and (ii) the Lenders holding Existing Term Loans that have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto (a “Lender Consent”) and elected Option A (each such consenting Lender, a “Cashless Term Lender”) extend credit to the Borrower in the form of 2025 Refinancing Term Loans, the proceeds of which shall repay in full all of the Existing Term Loans;

WHEREAS, Bank of America, N.A. has indicated its willingness to lend such 2025 Refinancing Term Loans in the aggregate principal amount of $94,224.05 (the “Cash Funded Amount”) on the terms and subject to the conditions herein (in such capacity, the “2025 Refinancing Term Lender”);

WHEREAS, each Cashless Term Lender has agreed to make 2025 Refinancing Term Loans on the Amendment No. 1 Effective Date, in an aggregate amount equal to such Cashless Term Lender’s Existing Term Loans (or such lesser amount as may be allocated to such Cashless Term Lender by the Administrative Agent), the proceeds of which shall be used to repay such Lender’s Existing Term Loans, and has authorized the Administrative Agent to execute this Amendment on its behalf;

WHEREAS, the 2025 Refinancing Term Lender and each Cashless Term Lender have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as set forth in Article II below and have authorized the Administrative Agent to execute this Amendment on its behalf.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Provisions Relating to 2025 Refinancing Term Loans

Section 1.4.
2025 Refinancing Term Loans.
(a)
Effective as of the Amendment No. 1 Effective Date and on the terms and subject to the conditions herein, each Cashless Term Lender hereby agrees to make 2025 Refinancing Term Loans up to the aggregate principal amount of such Lender’s Existing Term Loans (or such lesser amount as may be allocated to such Cashless Term Lender by the Administrative Agent) on the Amendment No. 1 Effective Date and approves the amendments to the Credit Agreement as set forth in this Amendment. Each Cashless Term Lender agrees that, upon the Amendment No. 1 Effective Date, in lieu of cash, all (or such lesser amount as the Administrative Agent may allocate to such Lender) of the principal amount of its Existing Term Loans shall be converted into an equal principal amount of 2025 Refinancing Term Loans under the Amended Credit Agreement, and such principal portion of its Existing Term Loans shall be deemed repaid in full.
(b)
Effective as of the Amendment No. 1 Effective Date and on the terms and subject to the conditions herein, the 2025 Refinancing Term Lender hereby agrees to make 2025 Refinancing Term Loans in an aggregate principal amount equal to the Cash Funded Amount on the Amendment No. 1 Effective Date and approves the amendments to the Credit Agreement as set forth in this Amendment.
(c)
The 2025 Refinancing Term Loans shall have the same terms as the Existing Term Loans, except as set forth in and modified by this Amendment. Effective as of the Amendment No. 1 Effective Date, the 2025 Refinancing Term Loans shall be “Closing Date Term Loans” under the Amended Credit Agreement and shall be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Term Lenders and the other Secured Parties, of the Amended Credit Agreement and the other Loan Documents.
Section 1.5.
Use of Proceeds. The proceeds of the 2025 Refinancing Term Loans shall be applied toward the prepayment of the aggregate outstanding principal amount of the Existing Term Loans (other than Existing Term Loans that are being converted into 2025 Refinancing Term Loans). Upon the Amendment No. 1 Effective Date after giving effect to this Amendment, all Existing Term Loans shall be repaid in full (or deemed converted into 2025 Refinancing Term Loans) and no longer outstanding.
ARTICLE II

Amendments
Section 2.4.
Amendments. Subject to satisfaction (or waiver) of the conditions set forth in Article IV hereof, on the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows:
(a)
The following defined terms shall be added to Section 1.1 of the Credit Agreement in alphabetical order:

“Amendment No. 1” means that certain Amendment No. 1 to Term Loan Credit Agreement, dated as of the Amendment No. 1 Effective Date, by and among Holdings, the

Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Amendment No. 1 Effective Date” shall mean August 13, 2025.

(b)
Section 1.1 of the Credit Agreement shall be amended by (x) amending and restating clause (b) of the definition of “Applicable Margin” and inserting the following paragraph as the final paragraph thereof and (y) amending and restating the definition of “Joint Lead Arrangers”, in each case, as set forth below:

“(b) any Closing Date Term Loan, 3.25% per annum in the case of Term Benchmark Loans and RFR Loans and 2.25% per annum in the case of ABR Loans;”

“If at any time the Initial Borrower notifies the Administrative Agent that the Initial Borrower’s public corporate family rating from Moody’s is B1 or better, then, effective as of the third Business Day immediately following such event, the Applicable Margin applicable to the Closing Date Term Loans shall be adjusted downward by 0.25%, until such time as the condition set forth above ceases to be satisfied.”

““Joint Lead Arrangers”: collectively, (x) the Joint Lead Arrangers listed on the cover page hereof and, unless the context requires otherwise, any “Arrangers”, “Lead Arrangers” or “Joint Lead Arrangers” (or any Persons holding similar titled roles) under the Existing Credit Agreement or any Prior Amendment and (y) in respect of Amendment No. 1., Bank of America, N.A., Goldman Sachs Bank USA, Barclays Bank PLC, RBC Capital Markets, Deutsche Bank Securities Inc. and Citibank, N.A., as joint lead arrangers and joint bookrunners.”

(c)
Section 2.10(b) of the Credit Agreement shall be amended by replacing the words “the date that is six (6) months after the Closing Date” each time they appear therein with the words “the date that is six (6) months after the Amendment No. 1 Effective Date”.
ARTICLE III

Representations and Warranties

In order to induce Lenders and the Administrative Agent to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party party hereto represents and warrants to the Administrative Agent and the Lenders that:

Section 3.4.
Credit Agreement Representations and Warranties. All representations and warranties of the Borrower and each other Loan Party contained in Section 4 of the Credit Agreement or any other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.
Section 3.5.
Default; Event of Default. No Default or Event of Default exists or has occurred and is continuing on and as of the Amendment No. 1 Effective Date immediately before (in the case of the Credit Agreement) and immediately after (in the case of the Amended Credit Agreement) giving effect to the provisions of this Amendment.

ARTICLE IV

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which the following conditions precedent are satisfied (or waived by the Administrative Agent):

(a)
The Administrative Agent shall have received from (i) the 2025 Refinancing Term Lender, (ii) the Administrative Agent and (iii) each Loan Party, a counterpart of this Amendment duly executed on behalf of such party.
(b)
The Administrative Agent shall have received a duly executed Lender Consent from each Cashless Term Lender.
(c)
The Administrative Agent shall have received (i) such customary resolutions or other action of each Loan Party as the Administrative Agent may reasonably require evidencing the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and (ii) with respect to each Loan Party, such documents and certifications (including, without limitation, incumbency certificates, Organizational Documents (or a certification that there has been no change in Organizational Documents since the date previously delivered to the Administrative Agent) and, if applicable, certificates of status (or equivalent) as to the good standing) as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing and in good standing and (iii) to the extent applicable in the relevant jurisdiction, bring down certificates of status (or equivalent) as to the good standing of each Loan Party dated as of a recent date.
(d)
The Borrower and each of the Guarantors shall have provided the documentation and other information reasonably requested in writing at least ten (10) days prior to the Amendment No. 1 Effective Date by the 2025 Refinancing Term Lender or the Cashless Term Lenders as they reasonably determine is required by regulatory authorities in connection with (i) applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, and (ii) the Beneficial Ownership Regulation, in each case at least three (3) Business Days prior to the Amendment No. 1 Effective Date (or such shorter period as the Administrative Agent shall otherwise agree), it being agreed that delivery of a signed LSTA Beneficial Ownership Form shall satisfy clause (ii).
(e)
(i) The Existing Term Loans shall have been repaid in full (or converted to 2025 Refinancing Term Loans as set forth in Section 1.1 hereof) and (ii) the Borrower shall have paid to the Administrative Agent for the ratable account of the Lenders holding Existing Term Loans all accrued and unpaid interest on such Existing Term Loans to, but not including, the Amendment No. 1 Effective Date.
(f)
All costs, fees, expenses (including, without limitation, legal fees and expenses), in each case solely to the extent required to be paid pursuant to Section 11.5 of the Amended Credit Agreement, and other compensation separately agreed in writing to be payable pursuant to any fee letter or engagement letter in connection with the Amendment, shall have been paid, and the Administrative Agent shall have been paid to the extent due (and, in the case of expenses, invoiced in reasonable detail at least two Business Days prior to the Amendment No. 1 Effective Date (or such later date as the Borrower Representative may reasonably agree)).

(g)
After giving effect to this Amendment, (A) the representations and warranties of the Borrower and each other Loan Party contained in Section 4 of the Credit Agreement, Article III hereunder and each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date and (B) no Default or Event of Default shall exist, or would result immediately after giving effect to the provisions of this Amendment. A Responsible Officer of the Borrower shall have delivered a certificate certifying as to the matters set forth in sub-clauses (A) and (B) of this clause (g).
(h)
The Administrative Agent shall have received a customary written opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, special New York counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.
(i)
The Administrative Agent shall have received a solvency certificate from a Responsible Officer of Holdings substantially in the form delivered pursuant to Section 5.1(i) of the Credit Agreement.
(j)
The Administrative Agent shall have received no later than one Business Day prior to the Amendment No. 1 Effective Date a Borrowing and Conversion/Continuation Request with respect to the 2025 Refinancing Term Loans to be funded or deemed to be funded on the Amendment No. 1 Effective Date.
ARTICLE V

Miscellaneous
Section 5.4.
Expenses. As and to the extent provided in Section 11.5 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent and the 2025 Refinancing Term Lender for its reasonable out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Latham & Watkins LLP, counsel for the Administrative Agent.

Section 5.5.
Continuing Effect; No Other Amendments or Waivers. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 1 Effective Date. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. All references to the Credit Agreement in any document, instrument, agreement, or writing shall from after the Amendment No. 1 Effective Date be deemed to refer to the Credit Agreement as amended hereby, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment No. 1 Effective Date, the Credit Agreement as amended hereby.
Section 5.6.
Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument. Section 11.23 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.
Section 5.7.
Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 5.8.
Section Headings. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
Section 5.9.
GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 5.10.
Reaffirmation. Each Loan Party hereto expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof and on the Amendment No. 1 Effective Date, that its guarantee of the Obligations and its grant of Liens on and security interest in the Collateral to secure the Obligations pursuant to each Security Document to which it is a party, in each case, remains in full force and effect on a continuous basis and extends to the obligations of the Loan Parties under the Loan Documents (including the Credit Agreement as amended by this Amendment) subject to any limitations set out in the Credit Agreement (as so amended) and any other Loan Document applicable to that Loan Party. Each Loan Party agrees that the Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, and premium (if any) on, the 2025 Refinancing Term Loans under the Amended Credit Agreement and that the Obligations under the Amended Credit Agreement are included in the “Obligations” (as defined in the Credit Agreement and the other Loan Documents). Neither the execution, delivery, performance or effectiveness of this Amendment nor the modification of the Credit Agreement effected pursuant hereto: (i) impairs the validity, effectiveness or priority of the Liens or security interests granted pursuant to any Loan Document, and such Liens and security interests continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action be taken to perfect or to maintain the perfection of such Liens or security interests.
Section 5.11.
Appointment of Lead Arrangers. The Borrower hereby appoints each of Bank of America, N.A., Goldman Sachs Bank USA, Barclays Bank PLC, RBC Capital Markets, Deutsche Bank Securities Inc. and Citibank, N.A. as joint lead arrangers (in such capacities, collectively, the “Amendment No. 1 Lead Arrangers”), in connection with this Amendment and the transactions contemplated hereby. The Borrower hereby agrees that the provisions of Sections 10.8, 10.13 and 11.22 of the Credit Agreement shall apply, mutatis mutandis, to the activities of the Amendment No. 1 Lead Arrangers in connection with this Agreement and the transactions contemplated hereby. It being understood and agreed that each of Goldman Sachs Bank USA, Barclays Bank PLC, RBC Capital Markets, Deutsche Bank Securities Inc. and Citibank, N.A. is acting in a titled capacity only and, in its capacity as such, shall have no duties or responsibilities in connection with this Amendment.

[Signature Pages Follow]

HOLDINGS:

EXPO EVENT MIDCO, INC

By: /s/ David Doft

Name: David Doft

Title: Chief Financial Officer

BORROWER:

EMERALD X, INC.

By: /s/ David Doft

Name: David Doft

Title: Chief Financial Officer

SUBSIDIARY GUARANTORS:

CONNECTING POINT MARKETING GROUP, LLC

EMERALDCON LLC

GEORGE LITTLE MANAGEMENT, LLC

GLM HOLDINGS LLC

PIZZA GROUP, LLC

By: /s/ David Doft

Name: David Doft

Title: Chief Financial Officer

EMERALD X, LLC

By: /s/ David Doft

Name: David Doft

Title: President and Chief Financial Officer

[Signature pages to Amendment No. 1]

BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ Angela Berry
Name: Angela Berry
Title: Assistant Vice President

[Signature pages to Amendment No. 1]

BANK OF AMERICA, N.A.,

as 2025 Refinancing Term Lender

By: /s/ Jon Pfeifer
Name: Jon Pfeifer
Title: Director

[Signature pages to Amendment No. 1]

Exhibit A

Form of Lender Consent to Amendment No. 1*

IN WITNESS WHEREOF, the undersigned has caused this Lender Consent to be executed and delivered by a duly authorized officer as of the Amendment No. 1 Effective Date.

□
Option A - Consent and Convert (Cashless Settlement Option): The undersigned hereby irrevocably and unconditionally agrees to the conversion of the full principal amount (or such lesser amount as notified to the undersigned by the Administrative Agent) of its Closing Date Term Loans to a like principal amount of 2025 Refinancing Term Loans effective as of the Amendment No. 1 Effective Date.

□
Option B - Consent and Reallocation (Assignment Settlement Option): The undersigned hereby irrevocably and unconditionally agrees to purchase, by way of assignment from the 2025 Refinancing Term Lender, 2025 Refinancing Term Loans in a principal amount equal to the principal amount of its Closing Date Term Loans prepaid (or such lesser amount as notified and allocated to the undersigned by the Administrative Agent).

__________________________________________
(Name of Institution including branch if applicable)

By: _________________________________

Name:

Title:

If a second signature is necessary:

By: _________________________________
Name:

Title:

* Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to provide on a supplemental basis an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

A-1